SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      Form 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 24, 2002 (July 23, 2002)

                             LAHAINA ACQUISITIONS, INC.

      Colorado                        0-27480                     84-1325695

(State or other
 jurisdiction of              (Commission File ID No.)        (IRS Employer No.)
 incorporation)

                          Suite 701, 14001 E. Iliff Avenue
                                   Denver, CO 80014
                       (Address of principal executive offices)

                                    (800) 307-7603
                 (Registrant's telephone number, including area code)

             (Former name or former address, if changed since last report)

Item 5.  Other Events

         On July 23, 2002, Lahaina Acquisitions, Inc. (the "Company") issued a press release announcing the results of its Annual Meeting of Stockholders held on July 18, 2002. At the meeting, the following actions were taken:

         1. The re-election of the Board of Directors of the Company consisting of Dan Moudy, Joe McAdams, Florian Homm and Robert Altenbach, together with the election of David Colwell, the recently elected Chief Executive Officer of the Company's mortgage banking subsidiary, United Capital Mortgage Corporation;

         2. The ratification of Moore, Frost, Stephens as the Company's independent auditor;

         3.       The approval of an amendment to the Company's Stock Plan; and

         4. The change of the name of the Company from Lahaina Acquisitions, Inc. to UCAP Incorporated.

A copy of the press release is attached hereto as Exhibit 99.1.

         On July 24, 2002, the Company issued a press release announcing that its name and trading symbol were being changed effective July 25, 2002, to "UCAP Incorporated" and "UCAP.OB," respectively. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7.       Financial Statements and Exhibits.

              Exhibit 99.1 Press Release dated July 23, 2002.

              Exhibit 99.2Press Release dated July 24, 2002.








                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     LAHAINA ACQUISITIONS, INC.
                                  (Registrant)


Dated:  July 24, 2002                     By:   / s / Dan Moudy
                                          --------------------------------------
                                          Dan Moudy
                                          President

Investor Relations:
Liolios Group, Inc.
Ron Both
949-574-3860
ron@liolios.com

               Lahaina Announces Results of Stockholders' Meeting

Denver, Colorado, July 23, 2002 - Lahaina Acquisitions, Inc. (OTCBB: LAHA) today announced that at the Annual Meeting of the Stockholders and Board of Directors of the Company held on July 18, 2002, the following actions were taken:

(1) The re-election of the current Board of Directors of the Company consisting of Dan Moudy, Joe McAdams, Florian Homm and Robert Altenbach, together with the election of David Colwell, the recently elected Chief Executive officer of the Company's mortgage banking subsidiary, United Capital Mortgage Corporation;

(2) The ratification of Moore, Frost, Stephens as the Company's independent auditors;

(3)      The approval of an amendment to the Company's Stock Plan; and

(4) The change the name of the Company from Lahaina Acquisitions, Inc. to UCAP Incorporated.

The name change is intended to more accurately reflect the current business of the Company, that being the participation in the mortgage banking business primarily through its subsidiary, United Capital Mortgage Corporation. The Company will take all appropriate steps necessary to change its OTC bulletin board symbol to "UCAP," and will be sending transmittal materials to its stockholders shortly with respect to the exchange of stock certificates in Lahaina Acquisitions, Inc. for stock certificates in UCAP Incorporated.

Dan Moudy, President and CEO stated, "I, along with the other directors, are very pleased with the shareholder response to our annual meeting and the approval of management's proposals. The name change to "UCAP Incorporated" emphasizes our efforts to make this company more clearly aligned with United Capital Mortgage Corporation and to make our name more identifiable with the mortgage banking business."

About the Company
Lahaina currently operated a multi-state mortgage banking operation through United Capital Mortgage Corporation, a wholly owned subsidiary, and has a national on-line mortgage presence at www.ucmc.net. The goal of the Company is to become a national leader in the mortgage banking industry by continuing to
(i) expand its business internally by increasing same branch office originations and opening new offices; (ii) expand externally by acquiring existing mortgage operations or business units and (iii) increase overall profitability through technology and process standardization.

Statements made in this release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to the `safe harbor' provisions of the Private Securities Litigation Reform Act of 1995. Lahaina Acquisitions, Inc. actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in Lahaina Acquisitions, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

Investor Relations:
Liolios Group, Inc.
Ron Both
949-574-3860
ron@liolios.com

               Lahaina Completes Name Change to UCAP Incorporated

Denver, Colorado, July 24, 2002 - Lahaina Acquisitions, Inc. (OTCBB: LAHA) today announced that that is has completed the process to change the name and ticker symbol of the company to UCAP Incorporated (OTCBB: UCAP).

The name change and stock ticker symbol changes will formally take effect on Thursday, July 25, 2002.

The Company will be sending transmittal materials to its stockholders shortly with respect to the exchange of stock certificates in Lahaina Acquisitions, Inc. for stock certificates in UCAP Incorporated.




About the Company
Lahaina currently operated a multi-state mortgage banking operation through United Capital Mortgage Corporation, a wholly owned subsidiary, and has a national on-line mortgage presence at www.ucmc.net. The goal of the Company is to become a national leader in the mortgage banking industry by continuing to
(i) expand its business internally by increasing same branch office originations and opening new offices; (ii) expand externally by acquiring existing mortgage operations or business units and (iii) increase overall profitability through technology and process standardization.

Statements made in this release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to the `safe harbor' provisions of the Private Securities Litigation Reform Act of 1995. Lahaina Acquisitions, Inc. actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in Lahaina Acquisitions, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.